UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 13, 2017

Norwood Financial Corp.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction	Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(570) 253-1455

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

NORWOOD FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On June 13, 2017, Meg L. Hungerford was appointed to the Boards of Directors of the Registrant and its principal subsidiary, Wayne Bank.  Ms. Hungerford will serve with the class of the Registrant's directors whose terms expire at the 2018 annual meeting. Ms. Hungerford is expected to serve on the Audit Committee and as a rotating member of the Directors' Loan Committee of Wayne Bank.  Ms. Hungerford will receive the same compensation paid to other non-employee directors of the Registrant and the Bank and will be eligible for option and restricted stock awards under the Registrant's 2014 Equity Incentive Plan.  Through January 2018, she will also receive $1,000 per month for her service on the regional advisory board on which the former directors of The National Bank of Delaware County are serving. There are no understandings or arrangements between Ms. Hungerford and any other person pursuant to which she was selected as a director.  Ms. Hungerford currently has a loan from Wayne Bank which was made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with other persons unrelated to the lender, and did not involve more than the normal risk of collectability or present other unfavorable features.  There are no other transactions to which the Registrant or its subsidiaries are a party in which Ms. Hungerford or her related interests have an interest requiring disclosure under Item 404(a) of Regulation S-K.  For further information, reference is made to the Registrant's press release, dated June 15, 2017, which is filed as Exhibit 99.1 hereto.

Item 9.01.   Financial Statements and Exhibits

(d) The following exhibits are filed with this report.

Number         Description

99.1                Press Release, dated June 15, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP.

Date	June 15, 2017	By:	/s/ Lewis J. Critelli
Lewis J. Critelli
President and Chief Executive Officer
(Duly Authorized Representative)